UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 05, 2022

REMITLY GLOBAL, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	021-344104	83-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Third Avenue, Suite 2100
Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)
(888) 736-4859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RELY	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 5, 2022, Remitly Global, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2022, Remitly Global, Inc. (the “Company”) announced that Susanna Morgan, its Chief Financial Officer (the “CFO”), will be leaving her position with the Company later this year. Ms. Morgan’s resignation did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates, or judgments. Ms. Morgan has agreed to remain in her position as CFO until an appropriate successor has been identified and to continue with the Company in an advisory capacity and assist in the transition of her duties through September 30, 2022 or such other time as is agreed upon with Ms. Morgan. An executive search is underway by the Company for a new Chief Financial Officer. The Company has retained a national firm to assist in the search.
The Company and Ms. Morgan will enter into a general release consistent with her employment agreement. Ms. Morgan's existing compensation arrangements will continue during her remaining period of employment.
Item 7.01   Regulation FD Disclosure.
On May 5, 2022, Remitly Global, Inc. (the "Company") provided an investor presentation that will be made available on the investor relations section of the Company’s website at https://ir.remitly.com/. The investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Items 2.02 and 7.01 of this Current Report, including the accompanying Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Items 2.02 and 7.01 of this Current Report, including the accompanying Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated May 5, 2022
99.2	Investor Presentation dated May 5, 2022
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Remitly Global, Inc.

Date: May 5, 2022	By:	/s/ Susanna Morgan
Susanna Morgan
Chief Financial Officer
(Principal Financial and Accounting Officer)
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